Exhibit 10.10.7

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 230.406

SIXTH AMENDMENT TO THE CAPACITY PURCHASE AGREEMENT

This Sixth Amendment (this “Amendment”) to that certain Capacity Purchase Agreement, among United Airlines, Inc., a Delaware corporation (“United”), Mesa Airlines, Inc., a Nevada corporation (“Contractor”) and Mesa Air Group, Inc., a Nevada Corporation (“Parent”), dated as of August 29, 2013, (as previously amended by the parties thereto the “Agreement”) is entered into by and between United, ’ Contractor, and Parent and is effective as of December 1, 2015.

WHEREAS the parties desire to amend certain provisions of the Agreement as set forth in this Amendment: and

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

1.	Section 3.4 (a) (iii) of the Agreement is hereby deleted in its entirety and replaced with the following:

“with respect to the E175 Covered Aircraft and CRJ Covered Aircraft, baggage handling claims, repairs and delivery costs related to Uncontrollable Delays, Uncontrollable Cancellations, Controllable Delays, and Controllable Cancellations and passenger-related interrupted trip costs (including hotel, meal, and ground transportation vouchers) related to Uncontrollable Delays and Uncontrollable Cancellations; provided that, for avoidance of doubt, Contractor is responsible for all passenger related interrupted trip costs (hotel, meal, and ground transportation vouchers) for all Controllable Delays and Controllable Cancellations).”

2.	Section 3.6 (a) (v) of the Agreement is hereby deleted in its entirety.

3.	Section 3,6 (a) (vii) of the Agreement is hereby deleted in its entirety.

4.	Section 3.6 (b) (i) (G) of the Agreement is hereby deleted in its entirety.

5.	Section 3.6 (b) (i) (H) of the Agreement is hereby deleted in its entirety.

6.	Section 3.6 (b) (i) (K) of the Agreement is hereby deleted in its entirety.

7.	Section 3.6 (b) (i) (L) of the Agreement is hereby deleted in its entirety.

8.	Section 3.6 (b) (iii) (A) (5) of the Agreement is hereby deleted in its entirely and replaced with the following:

“passenger-related interrupted trip costs (including hotel, meal and ground transportation vouchers) incurred by United related to Controllable Delays and Controllable Cancellations; provided that United will present Contractor interrupted trip expense costs by way of detailed report each month;”

9.	Schedule 2A of the Agreement is hereby deleted in its entirety and replaced with the revised Schedule 2A attached hereto and incorporated herein by reference.

10.	Schedule 2B of the Agreement is hereby deleted in its entirety and replaced with the revised Schedule 2B attached hereto and incorporated herein by reference,

11.	Exhibit G of the Agreement is hereby deleted in its entirety and replaced with the revised Exhibit G attached hereto and incorporated herein by reference.

12.	United agrees to invoice Mesa for any and all outstanding interrupted trip and baggage related costs due United under the agreement for costs prior to December 1, 2015 no later than June 1, 2016

13.

The parties acknowledge that the amendments covered by this Amendment shall have a retroactive effective date of December 1, 2015 notwithstanding the date(s) of execution of this Amendment by the parties, It is further acknowledged that this Amendment is not intended to, nor does, amend any aspect of the Fifth Amendment to the Agreement dated December 14, 2015 by and between the parties.

Except as otherwise specified herein, capitalized terms shall have the meanings ascribed to such terms in the Agreement. This Amendment may be executed in counterparts. Except as expressly amended in this Amendment, the Agreement will remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed to duplicate (each of which duplicates are deemed to be on original) by their duly authorized representatives and made effective as of the date first set forth above.

UNITED AIRLINES, INC. By: Name: Bradford R. Rich Title: Senior Vice President, United Express
MESA AIR GROUP, INC. By: Name: Title:
MESA AIRLINES, INC. By: Name: Title:

SCHEDULE 2A

E175 Covered Aircraft Compensation for Carrier Controlled Costs

The following Table 1 shall apply per corresponding year to El75 Covered Aircraft Numbers 1 through 30 flown under this Agreement when Contractor’s ORD United Express flying represents [***] or more of the Contractor’s entire United Express operation for United, including both E175 Covered Aircraft and CRJ Covered Aircraft, and shall become effective at the Actual In-Service Date for each El 75 Covered Aircraft; provided, however, once an aircraft is in service then for the years subsequent to the year in which such aircraft entered service, as identified below, the rates shown for each such subsequent year shall take effect as of June 1 of that year through the term for such aircraft (unless earlier terminated pursuant to the provisions of the Agreement):

Year		Category(1)
	for each block hour	for each flight hour	for each Scheduled Flight departure	for interrupted trip expense per passenger	per aircraft per month	per aircraft per month AD payment pursuant to Section 3.6(b)(iii)(A)(8)
2014	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]

Dec 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2016	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2018	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2019	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2020	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2021	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2022	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2023	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2024	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2025	[***]	[***]	[***]	[***]	[***]	[***]

Year		Category(1)
	for each block hour	for each flight hour	for each Scheduled Flight departure	for interrupted trip expense per passenger	per aircraft per month	per aircraft per month AD payment pursuant to Section 3.6(b)(iii)(A)(8)
June 1, 2026	[***]	[***]	[***]	[***]	[***]	[***]

(1)    The rates included in this table do not include costs payable by United as Pass-Through Costs pursuant to Section 3.6(b)(iii)(A) of the Agreement, specifically including: (i) non-expendable repair/replacement costs, (ii) engine maintenance, (iii) Airframe Heavy Maintenance, (iv) landing gear maintenance, and (iv) APU maintenance.

Effective as of September 20, 2014, the following Table 1A shall apply per corresponding year to E175 Covered Aircraft Numbers 1 through 30 flown under this Agreement when Contractor’s ORD United Express flying represents less than [***] of the Contractor’s entire United Express operation for United, including both E175 Covered Aircraft and CRJ Covered Aircraft provided, however, once an aircraft is in service then for the years subsequent to the year in which such aircraft entered service, as identified below, the rates shown for each such subsequent year shall take effect as of June 1 of that year through the term for such aircraft (unless earlier terminated pursuant to the provisions of the Agreement):

Category(1)

Year	for each block hour	for each flight hour	for each Scheduled Flight departure	for interrupted trip expense per passenger	per aircraft per month	per aircraft per month AD payment pursuant to Section 3.6(b)(iii)(A)(8)

September 20, 2014	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]

Dec 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2016	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2018	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2019	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2020	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2021	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2022	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2023	[***]	[***]	[***]	[***]	[***]	[***]

Category(1)

Year	for each block hour	for each flight hour	for each Scheduled Flight departure	for interrupted trip expense per passenger	per aircraft per month	per aircraft per month AD payment pursuant to Section 3.6(b)(iii)(A)(8)

June 1, 2024	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2025	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2026	[***]	[***]	[***]	[***]	[***]	[***]

(1)        The rates included in this table do not include costs payable by United as Pass-Through Costs pursuant to Section 3.6(b)(iii)(A) of the Agreement, specifically including: (i) non-expendable repair/replacement costs, (ii) engine maintenance, (iii) Airframe Heavy Maintenance, (iv) landing gear maintenance, and (iv) APU maintenance.

The following Table 2 shall apply per corresponding year to Block 1 of the 2015 New Aircraft with Aircraft Numbers 31 through 40 in the event Contractor purchases the E175 Covered Aircraft flown under this Agreement and shall become effective at the Actual In-Service Date for each such E175 Covered Aircraft with Aircraft Numbers 31 through 40; provided, however, once an aircraft is in service then for the years subsequent to the year in which such aircraft entered service, as identified below, the rates shown for each such subsequent year shall take effect as of June 1 of that year through the term for such aircraft (unless earlier terminated pursuant to the provisions of the Agreement):

Category(1)
Year	for each block hour	for each flight hour	for interrupted trip expense per departure	Ownership rate(2)	per aircraft in fleet per month	per aircraft in schedule per month
April 2016	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2018	[***]	[***]	[***]	[***]	[***]	[***]

Category(1)
Year	for each block hour	for each flight hour	for interrupted trip expense per departure	Ownership rate(2)	per aircraft in fleet per month	per aircraft in schedule per month

June 1, 2019	[***]	[***]	[***]	[***]	[***]	[***]

Jane 1, 2020	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2021	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2022	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2023	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2024	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2025	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2026	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2027	[***]	[***]	[***]	[***]	[***]	[***]

(1) The rates included in this table do not include costs payable by United as Pass-Through Costs pursuant to Section 3.6(b)(iii)(A) of the Agreement.

(2)    The parties agree to adjust the ownership rates in accordance with Section 3.7(b) of the Agreement, pursuant to the amortization schedule associated with the issuance of the above contemplated EETC.

The following Table 3 shall apply per corresponding year to Block 1 of the 2015 New Aircraft with Aircraft Numbers 31 through 40 in the event United purchases the B175 Covered Aircraft flown under this Agreement and shall become effective at the Actual In-Service Date for each such E175 Covered Aircraft with Aircraft Numbers 31 through 40; provided, however, once an aircraft is in service then for the years subsequent to the year in which such aircraft entered service, as identified below, the rates shown for each such subsequent year shall take effect as of June 1 of that year through the term for such aircraft (unless earlier terminated pursuant to the provisions of the Agreement):

Category(1)

Year	for each block hour	for each flight hour	for interrupted trip expense per departure	per aircraft in fleet per month	per aircraft in schedule per month
April 2016	[***]	[***]	[***]	[***]	[***]

June I, 2017	[***]	[***]	[***]	[***]	[***]

June 1, 2018	[***]	[***]	[***]	[***]	[***]

June 1, 2019	[***]	[***]	[***]	[***]	[***]

June 1, 2020	[***]	[***]	[***]	[***]	[***]

June 1, 2021	[***]	[***]	[***]	[***]	[***]

June 1, 2022	[***]	[***]	[***]	[***]	[***]

June 1, 2023	[***]	[***]	[***]	[***]	[***]

June 1, 2024	[***]	[***]	[***]	[***]	[***]

June 1, 2025	[***]	[***]	[***]	[***]	[***]

June 1, 2026	[***]	[***]	[***]	[***]	[***]

June 1, 2027	[***]	[***]	[***]	[***]	[***]

(1) The rates included in this table do not include costs payable by United as Pass-Through Costs pursuant to Section 3.6(b)(iii)(A) of the Agreement.

The following Table 4 shall apply per corresponding year to Block 2 of the 2015 New Aircraft and Block 3 of the 2015 New Aircraft with Aircraft Numbers 41 through and including 48 and shall become effective at the Actual In-Service Date for each such E175 Covered Aircraft with Aircraft Numbers 41 through and including 48; provided, however, once an aircraft is in service then for the years subsequent to the year in which such aircraft entered service, as identified below, the rates shown for each such subsequent year shall take effect as of June 1 of that year through the term for such aircraft (unless earlier terminated pursuant to the provisions of the Agreement):

Category(1)

Year	for each block hour	for each flight hour	for interrupted trip expense per departure	Ownership rate(2)	per aircraft in fleet per month	per aircraft in schedule per month
December 2015	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2018	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2019	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2020	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2021	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2022	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2023	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2024	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2025	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2026	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2027	[***]	[***]	[***]	[***]	[***]	[***]

(1) The rates included in this table do not include costs payable by United as Pass-Through Costs pursuant to Section 3.6(b)(iii)(A) of the Agreement.

(2)    The parties agree to adjust the ownership rates in accordance with Section 3.7(b) of the Agreement, pursuant to the amortization schedule associated with the issuance of the above contemplated EETC.

SCHEDULE 2B

CRJ Covered Aircraft Compensation for Carrier Controlled Costs

The following rales shall apply to ail CRJ Covered Aircraft flown under this Agreement when Contractor’s ORD United Express flying represents [***] or more of the Contractor’s entire United Express operation for United, including both E175 Covered Aircraft and CRJ Covered Aircraft, and shall become effective at the In-Service Date for each CRJ Covered Aircraft:

Category
United Cancelled Flights
	for each block hour	for each aircraft in schedule	for each Scheduled Flight departure	for Interrupted trip expense per passenger	for each completed passenger	per aircraft per month	per month	for each block hour for United Cancelled Flight	for each United Cancelled Flight
June 2013	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
January 2014	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 2014	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Dec 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2016	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2018	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2019	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Effective as of September 20, 2014, the following rates shall apply to all CRJ Covered Aircraft flown under this Agreement when Contractor’s ORD United Express flying represents less than [***] of the Contractor’s entire United Express operation for United, including both E175 Covered Aircraft and CRJ Covered Aircraft:

Category
United Cancelled Flights
	for each block hour	for each aircraft in schedule	for each Scheduled Flight departure	for Interrupted trip expense per passenger	for each completed passenger	per aircraft per month	per month	for each block hour for United Cancelled Flight	for each United Cancelled Flight
September 20, 2014	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
December 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2016	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2018	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2019	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

EXHIBIT G

Catering Standards

INFLIGHT PRODUCT SALES PROGRAM

United will market a portfolio of inflight products for purchase on United Express flights which includes liquor, beer, wine, food, or other product offerings. Contractor will administer the program related to such in-flight sales (the “Inflight Product Sales Program”) as United’s representative following all policies and procedures of United. The initial policies and procedures established by United for the sale of products onboard Contractor’s flights under the Agreement with United are set forth below. United reserves the right to change the product offerings, policies and procedures associated with the Inflight Product Sales Program at any time and in its sole discretion.

Station Services

●	United, or United’s catering agent, will provide catering services as directed by United.

●

United or its catering agent will provide supplies, food, liquor, other beverage, and other product uplift as necessary and will remove, store and re-board perishable supply and beverage items on Remain Over Night (RON)/originating flights at airports designated by United as catering airports.

●

In respect of all catering items (including the Inflight Product Sales Programs), Contractor will coordinate and communicate with United or United’s catering agent regarding all flight activity, cancellations and irregular operations providing necessary information in a timely manner.

Onboard Services

●	United has right to determine meal/beverage and other product offering service parameters and scheduling for Scheduled Flights.

●	United has right to conduct onboard service audits on Scheduled Flights to ensure service standards are being met.

●

Contractor shall ensure that all flight attendants providing Regional Airline Services are trained on meal and beverage service procedures, including liquor and duty-free sales and cash handling, and will collect all on-board revenue for food, liquor, duty-free sales and/or any other products for sale.

●

With respect to the CRJ Covered Aircraft, Contractor will provide, at Contractor’s cost and expense, (i) the initial galley service ship’s equipment per aircraft to operate, such as food/beverage galley carts , trash carts, and carrier boxes (the “Galley Service Equipment”), and (ii) other galley shipset equipment such as trays, hot jugs, and coffee makers (“Other Equipment”).(it being acknowledged that the CRJ Covered Aircraft was delivered to United with two (2) half meal service carts and two (2) half trash carts and not the configuration for the Galley Service Equipment described above),. In conjunction with this Amendment, the cart configuration for the CRJ Covered Aircraft has changed to three (3) half size food/beverage galley carts, three (3) carrier boxes and one (1) half size trash cart. United shall provide, at United’s cost and expense, the replacement of the Galley Service Equipment, in the newer configuration described in the foregoing sentence as needed; provided that if United shows that such replacement was needed due to damage caused by Contractor’s negligence or willful misconduct, then Contractor, not United, shall pay for the costs of such replacement Upon replacement, if the replacement is at United’s cost and expense, then, without further act by either party, title to the replacement Galley Service Equipment shall vest in United free and clear of any liens attributable to Contractor. Contractor shall provide, at its cost and expense, the replacement of Other Equipment, as needed.

●

With respect to the El75 Covered Aircraft, United will provide, at United’s cost and expense, (i) the initial Galley Service Equipment, and (ii) Other Equipment. United shall provide, at United’s cost and expense, the replacement of the Galley Service Equipment and Other Equipment as needed; provided that if United shows that such replacement was needed due to damage caused by Contractor’s negligence or willful misconduct, then Contractor, not United, shall pay for the costs of such replacement. Upon replacement, if the replacement is at United’s cost and expense, then, without further act by either party, title to the replacement Galley Service Equipment shall vest in United free and clear of any liens attributable to Contractor.

●

With respect to both CRJ Covered Aircraft and the E175 Covered Aircraft, United shall provide, at United’s cost and expense, any additional Galley Service Equipment and only, in the case of the E175 Covered Aircraft, any additional Other Equipment plus additional Galley Service Equipment, in each case as may be necessary for Contractor’s inflight catering services if more than one shipset per aircraft of any item is required in United’s reasonable discretion. Galley Service Equipment and Other Equipment where provided by United for the inflight catering services provided by Contractor as part of the Regional Airline Services shall hereinafter be referred to as the “United Supplemental Equipment”. Contractor’s initial shipset of Galley Service Equipment per CRJ Covered Aircraft is referred to herein below as the “Contractor Equipment”, and when combined with the Galley Service Equipment provided by United, may be referred to herein below as the “Combined Equipment”.

●	In addition, the parties agree as follows:

1.

Contractor acknowledges that in accordance with United’s galley cart exchange program, Contractor Equipment as well as the Galley Service Equipment provided by United, if any, will not be specifically assigned to or otherwise designated to the Contractor; rather, they will be rotated among United’s mainline aircraft and the aircraft operated by the United Express carriers, as cart exchanges are scheduled by United.

2.

A shipset of Galley Service Equipment per regional jet shall consist of three (3) half size food/beverage galley carts, three (3) carrier boxes, and one (1) half size trash cart unless otherwise expressly provided herein.

3.	The Combined Equipment will be maintained in accordance with United’s galley cart maintenance program, as defined in United’s Food Services Business Manual, Section 4.

As such, Contractor’s staff shall ensure that defective or damaged carts and carriers on the aircraft are tagged with the “Galley Equipment Needs Repair” tag.

4.

Contractor shall use reasonable measures, including appropriate administrative, technical and physical safeguards, to secure the Combined Equipment and Other Equipment on each of the aircraft operated by Contractor in its Regional Airline Services and while the Combined Equipment and Other Equipment axe in the care, control or custody of Contractor. Contractor agrees to notify United promptly whenever any Combined Equipment or Other Equipment has been, or Contractor reasonably believes or suspects that any such Combined Equipment or Other Equipment has been, lost, damaged or destroyed.

5.

Any Combined Equipment and/or Other Equipment, where provided by United, which is lost will be replaced by United at United’s cost and expense; provided, the cost of any Combined Equipment or Other Equipment (provided by United) procured to replace such lost Combined Equipment or Other Equipment will be borne by Contractor to the extent United shows that such Combined Equipment and/or Other Equipment was lost due to Contractor’s negligence or willful misconduct. Any Combined Equipment and/or Other Equipment (provided by United) that is unaccounted for will be considered “lost”, If the Combined Equipment and/or Other Equipment (provided by United) was last in the care, custody or control of Contractor and has been lost due to Contractor’s negligence or willful misconduct, United reserves the right to set-off the cost to replace any such lost Combined Equipment and/or Other Equipment pursuant to Section 3,6(c)(ii) and Section 11.13 of the Agreement

6.

United will provide, at United’s cost and expense, the replacement of any damaged or worn out Combined Equipment and/or Other Equipment (provided by United) as needed; provided, that any Combined Equipment and/or Other Equipment (provided by United) that is damaged will be replaced at Contractor’s expense if United shows that such replacement was needed due to damage caused by Contractor’s negligence or willful misconduct. Worn out Combined Equipment and/or Other Equipment (provided by United) will be considered “damaged” for purposes of the foregoing provision. United reserves the right to set-off the cost to repair or replace any such damaged equipment pursuant to Section 3.6(c)(ii) and Section 11.13 of the Agreement. Upon replacement, without further act by either party, title to the replacement Combined Equipment and Other Equipment shall vest in United free and clear of any liens attributable to Contractor.

7.

Contractor acknowledges that the United Supplemental Equipment is owned solely by United. Subject to Section 9 below, United acknowledges that the Contractor Equipment is owned solely by Contractor. Contractor shall ensure that any and all United Supplemental Equipment and all other supplies and equipment of United or other United Express carriers that are provided by or on behalf of United in connection with United’s Inflight Product Sales Program remain free and clear from any liens attributable to Contractor. United shall ensure that any and all Contractor Equipment remains free and clear from any liens attributable to United. In the event that any liens not permitted hereunder arise, the responsible party will obtain a bond to fully satisfy such liens or otherwise remove such liens at its sole cost and expense within fourteen (14) days,

8.

Upon the earlier to occur of (i) the termination of United’s inflight catering service program for United Express flights, as determined by United, (ii) the termination of this Agreement, or (iii) the cessation of the use of the United Supplemental Equipment by the Contractor, as determined by United in its sole discretion (for the sole purposes of this paragraph, such date shall be referred to as the “Service End Date”), Contractor shall cooperate with United or its designated vendor for the collection and return of all United Supplemental Equipment to United at the address designated by United, with such reasonable shipment cost to be borne by United. Contractor shall return the United Supplemental Equipment in its care, custody or control within thirty (30) days of the Service End Date in the same condition as the condition of the equipment when Contractor received such United Supplemental Equipment, reasonable wear and tear excepted. United shall bear any reasonable out of pocket shipment cost to return such United Supplemental Equipment to United. United shall only ship United Supplemental Equipment from established United catering locations; in the event the United Supplemental Equipment is located at a non-catering location (such as, but not limited to, the Contractor’s training facility) then Contractor shall bear the shipment cost to return the United Supplemental Equipment to a United catering location. United Supplemental Equipment which is damaged due to Contractor’s negligence or willful misconduct when received back by United or its designee will be replaced by United at Contractor’s expense. Worn out United Supplemental Equipment shall be considered “damaged” for the purposes of the foregoing sentence, United reserves the right to set-off the cost associated with the replacement of any such damaged or worn out United Supplemental Equipment pursuant to Section 3,6(c)(ii) and Section 11.13 of the Agreement, For the avoidance of doubt, in addition, as of the Service End Date, Contractor shall retain or have returned to it one used shipset of Galley Service Equipment equal to the number of Contractor Equipment shipsets provided by Contractor as contemplated herein, and in the same configuration as provided by Contractor, subject to reasonable wear and tear, which may or may not be the initial Contractor Equipment initially supplied (any such shipset of Galley Service Equipment, the “Contractor Returned Equipment”). United shall bear any reasonable out of pocket shipment cost to return such Contractor Returned Equipment to Contractor. United shall only ship Contractor Returned Equipment from established United catering locations; in the event the Contractor Returned Equipment is located at a non-catering location (such as, but not limited to, the Contractor’s training facility) then Contractor shall bear the shipment cost to return the Contractor Returned Equipment to a United catering location.

9.

As of the date of return following the Service End Date, title to any Contractor Returned Equipment returned to Contractor or retained by Contractor as contemplated herein shall, without further act by either party, vest in Contractor free and clear of any liens attributable to United. Title to any United Supplemental Equipment returned to United or retained by United, or to any Contractor Equipment other than the Contractor Returned Equipment that is returned to United or retained by United, as contemplated herein shall, without further act by either party, vest in United free and clear of any Hens attributable to Contractor,

●	United will provide all liveried catering items, including cups, napkins, etc. as well as all products in the Inflight Product Sales Program,

TECHNOLOGY

The sale of product onboard Contractor’s flights under the Agreement will involve non-cash transactions. United will provide a single hand held device (each such device, an “HHD” and collectively, the “HHD units”) necessary to process credit and debit card transactions for each aircraft in Contractor’s fleet operating as United Express. Contractor shall only swipe the customer s credit or debit card into the HHD unit for the purpose of processing the customer’s transaction and shall not otherwise use or record the customer information. The HHD units provided by United shall only be used for United’s business purposes.

The HHD units and the information contained therein shall be deemed the confidential and proprietary equipment and information of United and its licensors and shall be subject to the confidentiality terms and conditions set forth in the Agreement for other types of confidential information of United. Contractor shall not, and shall not permit others to, reverse engineer, decompile, disassemble or translate the HHD units, including any firmware or software that is loaded upon the units, or otherwise attempt to view, display or print the source code embedded in the HHD units, or any firmware or software loaded on the HHD units, Contractor shall ensure that any and all HHD units and all other supplies and equipment of United or its licensors that are provided by or on behalf of United in connection with United’s Inflight Product Sales Program remain free and clear from any liens attributable to Contractor.

Upon the earlier to occur of (i) the termination of United’s Inflight Product Sales Program, (ii) the termination of this Agreement, or (iii) the cessation of the use of the HHD units by Contractor, as determined by United in its sole discretion, Contractor shall cooperate with United or its designated vendor for the collection and return of all HHD units to United at the address designated by United, at United’s cost. Contractor shall return the HHD units in as good a condition as reasonably possible, except for reasonable wear and tear thereof.

Contractor shall use commercially reasonable efforts to keep secure the HHD on each aircraft. Contractor agrees to notify United whenever any HHD unit has been, or Contractor reasonably believes or suspects that any HHD unit has been, lost, acquired, destroyed, modified, used, disclosed or accessed by any person in an unauthorized manner or for an unauthorized purpose (collectively, “Security Breach”), Contractor further agrees to provide all reasonable assistance requested by United or United’s designated representatives, in the furtherance of any correction, remediation, investigation, enforcement or litigation with respect to a Security Breach, including but not limited to, any notification that United may determine appropriate to send to individuals impacted or potentially impacted by a Security Breach.

Lost equipment will be replaced by United. Replacement costs will be borne by Contractor. Any equipment that is unaccounted for and for which no transactions have been logged for 48 hours will be considered “lost” and, if United shows that such equipment is lost due to Contractor’s negligence, United reserves the right to set-off the replacement cost of such lost equipment by taking a credit of such excess replacement cost pursuant to the procedures set forth in Section 11.13 of the Agreement.

Any HHD unit that is damaged beyond reasonable wear and tear which is shown by United to be due to Contractor’s negligence, will be replaced at Contractor’s expense. United reserves the right to set-off the replacement cost associated with such damaged HHD unit by taking a credit of such excess replacement cost pursuant to the procedures set forth in Section 11.13 of the Agreement.

United, at its cost, will provide or cause to be provided by a vendor of United’s choice the maintenance and battery replacement for the HHD units. Such maintenance and battery replacement will be provided at predetermined intervals designed to maximize HHD and battery useful life, and Contractor will have the right to request maintenance at different times than the predetermined intervals or additional battery replacement at United’s cost upon request. In the event Contractor’s request for maintenance is related to a faulty or defective HHD unit, United shall pay the vendor directly for such non-routine service call.

United will provide at its sole cost and expense (including all out of pocket costs and reimbursement of Contractor’s labor costs) for initial “train the trainer’’ training to a reasonable number of Contractor-designated “trainers” on the use of the HHD. Such cost will be negotiated and agreed upon by the parties. Contractor will be required to (i) retain the training skill beyond the initial “train the trainer” training provided by United and (ii) provide training to Contractor’s crew personnel at Contractor’s own expense.

PRODUCT LOSS AND PILFERAGE

United will establish procedures aimed at limiting product loss. At a minimum, it is required that Contractor’s Flight Attendants record opening and closing inventories of each product to be sold onboard, accounting for all sales and complimentary items distributed.

Seals may be required to prevent tampering with product inventories and to deter pilferage. United will monitor all inventories and reserves the right to charge Contractor for identified loss (including breakage and other damage) and pilferage on a cost (non mark-up) basis determined monthly. Any discrepancies in inventories, seal numbers recorded, or excessive complimentary activity for any product sold must be reported at the hub for use in pilferage investigations by United. Contractor’s failure to provide documentation as reasonably requested by United or its representatives will result in Contractor being charged for pilferage as reasonably determined by United on a cost basis. United reserves the right to set off the value of the loss and/or pilferage on a cost (non mark-up) basis, by taking a credit of such loss and/or pilferage pursuant to the procedures set forth in Section 11.13 of the Agreement. All reasonable product loss and pilferage procedures established by United must be adhered to by Contractor.

United may, at any time during normal operating hours inspect, monitor, or audit Contractor’s administration of the Inflight Product Sales Program described in this Appendix or b other policies and procedures, b order to verify that Contractor is in compliance, in all material respects, with United’s requirements for the Inflight Product Sales Program. Contractor will work with United to ensure reasonably appropriate controls exist designed to comply with United s requirements and will ensure corrective actions are in place as necessary.

LIQUOR BEER AND WINE PROGRAM

The Alcoholic Beverage Products offering will be determined by United and provided for by United in the liquor kit supplied to each aircraft. Except as prohibited by law or otherwise agreed by United and Contractor due to the various applicable liquor license laws and regulations, the Alcoholic Beverage Products will be purchased by United prior to being placed onboard Contractor’s aircraft and sold onboard all United Express flights designated by United.

Once onboard Contractor’s aircraft, liquor drawers, bags or other liquor containment mechanisms used by Contractor, as determined by Contractor, are considered a part of ship’s equipment and will be used for the distribution of United’s inflight products.

Contractor shall not serve any Alcoholic Beverage Produces) on the ground without United’s consent Contractor will obtain and maintain liquor licenses in the states where they board and/or unload any Alcoholic Beverage Product Unless otherwise agreed by the parties, Contractor will not board or unload any Alcoholic Beverage Products in Virginia but in the event it is agreed that Contractor will board or unload any Alcoholic Beverage Products in Virginia, the parties shall comply with the procedures for Virginia below.

Virginia Alcoholic Beverage Handling Procedures

Contractor will comply with Virginia’s liquor purchase procedures. In Virginia, Contractor will board and/or unload only Alcoholic Beverage Products that Contractor owns, To that end, in the event it is agreed by the parties that Contractor will board and/or unload any Alcoholic Beverage Products in Virginia, Contractor will purchase such Alcoholic Beverage Products directly. Contractor will timely pay the supplier of such Alcoholic Beverage Products directly for such order(s). Once out of Virginia airspace, Contractor will transfer to United the title to the purchased Alcoholic Beverage Products. United will be responsible for any sales tax attributable to the foregoing title transfer,

FOOD AND OTHER PRODUCTS

United reserves the right to introduce other products for sale onboard including food offerings. Food offerings may come in a variety of packaging options and will be integrated into the entire portfolio with regards to specifications and procedures established by United.

Provisioning of product offering will follow United’s procedures at distribution points.